UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2012

KBS REAL ESTATE INVESTMENT TRUST III, INC.
(Exact name of registrant specified in its charter)

Maryland	000-54687	27-1627696
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

620 Newport Center Drive, Suite 1300
Newport Beach, California 92660
(Address of principal executive offices)

Registrant's telephone number, including area code: (949) 417-6500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS
On May 1, 2012, KBS Real Estate Investment Trust III, Inc. (the “Company”) filed a Current Report on Form 8-K dated April 30, 2012 with regard to the acquisition of an office building containing 175,262 rentable square feet located on approximately 10.7 acres of land located in Franklin, Tennessee (the “McEwen Building”). The Company hereby amends the Form 8-K dated April 30, 2012 to provide the required financial information related to its acquisition of the McEwen Building.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Real Estate Acquired

McEwen Building

	Report of Independent Auditors	F-1
	Statements of Revenues Over Certain Operating Expenses for the Three Months Ended March 31, 2012 (unaudited) and the Year Ended December 31, 2011	F-2
	Notes to the Statements of Revenues Over Certain Operating Expenses for the Three Months Ended March 31, 2012 (unaudited) and the Year Ended December 31, 2011	F-3

(b)	Pro Forma Financial Information

KBS Real Estate Investment Trust III, Inc.

	Summary of Unaudited Pro Forma Financial Statements	F-5
	Unaudited Pro Forma Balance Sheet as of March 31, 2012	F-6
	Unaudited Pro Forma Statement of Operations for the Three Months Ended March 31, 2012	F-8
	Unaudited Pro Forma Statement of Operations for the Year Ended December 31, 2011	F-10

1

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KBS REAL ESTATE INVESTMENT TRUST III, INC.

Dated: June 6, 2012	BY:	/s/ David E. Snyder
David E. Snyder
Chief Financial Officer

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Stockholders of
KBS Real Estate Investment Trust III, Inc.

We have audited the accompanying statement of revenues over certain operating expenses of the McEwen Building for the year ended December 31, 2011. This statement is the responsibility of the McEwen Building's management. Our responsibility is to express an opinion on the statement based on our audit.
We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues over certain operating expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues over certain operating expenses. An audit also includes assessing the basis of accounting used and significant estimates made by management, as well as evaluating the overall presentation of the statement of revenues over certain operating expenses. We believe that our audit provides a reasonable basis for our opinion.
The accompanying statement of revenues over certain operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, as described in Note 2, and is not intended to be a complete presentation of the McEwen Building's revenues and expenses.
In our opinion, the statement of revenues over certain operating expenses referred to above presents fairly, in all material respects, the revenues and certain operating expenses described in Note 2 of the McEwen Building for the year ended December 31, 2011, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Irvine, California
June 6, 2012

MCEWEN BUILDING
STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES
(in thousands)

	Three Months Ended March 31, 2012	Year Ended December 31, 2011
	(unaudited)
Revenues:
Rental income	$1,036	$3,046
Tenant reimbursements	21	28
Total revenues	1,057	3,074
Expenses:
Real estate taxes and insurance	116	464
Repairs and maintenance	80	302
Utilities	72	287
General and administrative	38	148
Total expenses	306	1,201
Revenues over certain operating expenses	$751	$1,873
See accompanying notes.

MCEWEN BUILDING
NOTES TO STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES
For the Three Months Ended March 31, 2012 (unaudited)
and the Year Ended December 31, 2011

1.	DESCRIPTION OF REAL ESTATE PROPERTY
On April 30, 2012, KBS Real Estate Investment Trust III, Inc. (“KBS REIT III”), through an indirect wholly owned subsidiary, acquired from AGL/SLC McEwen No. 2, LLC an office building containing 175,262 rentable square feet located on approximately 10.7 acres of land in Franklin, Tennessee (the "McEwen Building"). The seller is not affiliated with KBS REIT III or its external advisor, KBS Capital Advisors LLC. The contractual purchase price of the McEwen Building was approximately $40.0 million plus closing costs.
KBS REIT III is a Maryland corporation formed to invest in and manage a diverse portfolio of real estate properties located throughout the United States and real estate-related investments.

2.	BASIS OF PRESENTATION
The accompanying statements of revenues over certain operating expenses have been prepared to comply with the rules and regulations of the Securities and Exchange Commission (“SEC”).
The McEwen Building is not a legal entity and the accompanying statements of revenues over certain operating expenses are not representative of the actual operations for the periods presented, as certain revenues and expenses have been excluded that may not be comparable to the revenues and expenses KBS REIT III expects to incur in the future operations of the McEwen Building. Excluded items include interest expense, depreciation and amortization, and certain general and administrative costs not directly comparable to the future operations of the McEwen Building.
The accompanying unaudited statement of revenues over certain operating expenses has been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) for interim financial information as contained within the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) and the rules and regulations of the SEC, including the instructions to Form 8-K and Article 3-14 of Regulation S-X. Accordingly, the unaudited statement of revenues over certain operating expenses does not include all of the information and footnotes required by GAAP for audited financial statements. In the opinion of management, the statement of revenues over certain operating expenses for the unaudited interim period presented includes all adjustments, which are of a normal and recurring nature, necessary for a fair and consistent presentation of the results for such period. Operating results for the three months ended March 31, 2012 are not necessarily indicative of the results that may be expected for the year ending December 31, 2012.
An audited statement of revenues over certain operating expenses is being presented for the most recent fiscal year available instead of the three most recent years based on the following factors: (i) the McEwen Building was acquired from an unaffiliated party and (ii) based on due diligence of the McEwen Building by KBS REIT III, management is not aware of any material factors relating to the McEwen Building that would cause this financial information not to be indicative of future operating results.
Square footage, acreage, occupancy and other measures used to describe real estate included in these notes to the statement of revenues over certain operating expenses are presented on an unaudited basis.

3.	SIGNIFICANT ACCOUNTING POLICIES
Rental Revenues
Minimum rent, including rental abatements, lease incentives and contractual fixed increases attributable to operating leases, is recognized on a straight-line basis over the term of the related lease and amounts expected to be received in later years are recorded as deferred rent. The adjustment to record deferred rent increased rental revenue by $0.7 million and $0.1 million for the year ended December 31, 2011 and three months ended March 31, 2012 (unaudited), respectively.
Use of Estimates
The preparation of financial statements, as described in Note 2 and in conformity with GAAP, requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could materially differ from those estimates.

MCEWEN BUILDING
NOTES TO STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES (CONTINUED)
For the Three Months Ended March 31, 2012 (unaudited)
and the Year Ended December 31, 2011

4.	DESCRIPTION OF LEASING ARRANGEMENTS
As of December 31, 2011, the McEwen Building was 89% leased by 10 tenants. For the year ended December 31, 2011, the McEwen Building earned approximately 73% of its rental income from two tenants: one tenant in the health care services industry and one tenant in the manufacturing industry.
The tenant that is in the health care services industry occupies 54,051 rentable square feet or approximately 31% of the total property rentable square feet.  Its lease expires on November 30, 2020, with two five-year extension options. For the year ended December 31, 2011, the McEwen Building earned 43% of its rental income from this tenant.
The tenant that is in the manufacturing industry occupies 36,910 rentable square feet or approximately 21% of the total property rentable square feet. Its lease expires on August 31, 2017, with two five-year extension options. For the year ended December 31, 2011, the McEwen Building earned 30% of its rental income from this tenant.
No other tenant leases represented more than 10% of rental income for the year ended December 31, 2011.

5.	FUTURE MINIMUM RENTAL COMMITMENTS
As of December 31, 2011, the future minimum rental receipts due under non-cancelable operating leases for the years ending December 31 were as follows (in thousands):

2012	$3,981
2013	4,207
2014	4,280
2015	4,236
2016	4,219
Thereafter	8,614
$29,537

6.	COMMITMENTS AND CONTINGENCIES
Tenant Lease Termination Options
Certain tenants have lease termination options built into their leases, which are subject to termination fees. In the event that a tenant does exercise its option to terminate its lease early and the terminated space is not subsequently leased out, the total amount of future minimum rent received by the McEwen Building will be reduced.
Environmental
The McEwen Building is subject to various environmental laws of federal, state and local governments. Compliance with existing environmental laws is not expected to have a material adverse effect on the McEwen Building's financial condition and results of operations for the periods presented.

7.	SUBSEQUENT EVENTS
KBS REIT III evaluates subsequent events up until the date the statements of revenues over certain operating expenses are issued. The accompanying statements of revenues over certain operating expenses were issued on June 6, 2012.

KBS REAL ESTATE INVESTMENT TRUST III, INC.
SUMMARY OF UNAUDITED PRO FORMA FINANCIAL STATEMENTS
The following pro forma information should be read in conjunction with the consolidated balance sheets of KBS Real Estate Investment Trust III, Inc. (“KBS REIT III”) as of December 31, 2011 and March 31, 2012, the related consolidated statements of operations, stockholders’ equity, and cash flows for the year ended December 31, 2011 and the three months ended March 31, 2012, and the notes thereto. The consolidated financial statements of KBS REIT III as of and for the year ended December 31, 2011 and the consolidated financial statements as of and for the three months ended March 31, 2012 have been included in KBS REIT III’s prior filings with the SEC. In addition, this pro forma information should be read in conjunction with the statements of revenues over certain operating expenses and the notes thereto of Las Cimas IV, which have been previously filed on Form 8-K/A with the SEC on December 27, 2011, the statement of revenues over certain operating expenses and the notes thereto of Town Center, which have been previously filed on Form 8-K/A with the SEC on May 10, 2012, and the statements of revenues over certain operating expenses and notes thereto of the McEwen Building, which are included herein.
The unaudited pro forma balance sheet as of March 31, 2012 has been prepared to give effect to the acquisition of the McEwen Building as if the acquisition occurred on March 31, 2012. The acquisitions of Las Cimas IV and Town Center are included in KBS REIT III's historical balance sheet as of March 31, 2012.
The unaudited pro forma statements of operations for the three months ended March 31, 2012 and for the year ended December 31, 2011 have been prepared to give effect to the acquisitions of (i) Las Cimas IV, acquired on October 28, 2011, (ii) Town Center, acquired on March 27, 2012 and (iii) the McEwen Building, acquired on April 30, 2012, as if the acquisitions occurred on January 1, 2011.
These unaudited pro forma financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the acquisitions of Las Cimas IV, Town Center and the McEwen Building been consummated as of January 1, 2011. In addition, the pro forma balance sheet includes pro forma preliminary estimates of the fair value of the assets and liabilities acquired in connection with the acquisitions. These preliminary estimates may be adjusted in the future upon finalization of the purchase accounting.

KBS REAL ESTATE INVESTMENT TRUST III, INC.
UNAUDITED PRO FORMA BALANCE SHEET
As of March 31, 2012
(in thousands, except share and per share amounts)

	KBS Real Estate Investment Trust III Historical (a)	Pro Forma Adjustment		Pro Forma Total
		McEwen Building (b)
Assets
Real estate:
Land	$14,928	$5,600	(c)	$20,528
Building and improvements	159,718	28,946	(c)	188,664
Tenant origination and absorption costs	24,847	5,758	(c)	30,605
Total real estate, cost	199,493	40,304		239,797
Less accumulated depreciation and amortization	(2,568)	—		(2,568)
Total real estate, net	196,925	40,304		237,229
Real estate loan receivable, net	11,363	—		11,363
Cash and cash equivalents	22,000	(14,256)		7,744
Rents and other receivables, net	660	—		660
Above-market leases, net	99	192	(c)	291
Deferred financing costs, prepaid expenses and other assets	3,715	256	(d)	3,971
Total assets	$234,762	$26,496		$261,258
Liabilities and stockholders’ equity
Note payable	$102,500	$26,000	(e)	$128,500
Accounts payable and accrued liabilities	2,208	—		2,208
Due to affiliates	6	—		6
Distributions payable	787	—		787
Below-market leases, net	3,675	496	(c)	4,171
Other liabilities	1,599	—		1,599
Total liabilities	110,775	26,496		137,271
Commitments and contingencies
Redeemable common stock	1,381	—		1,381
Stockholders’ equity
Preferred stock, $.01 par value; 10,000,000 shares authorized, no shares issued and outstanding	—	—		—
Common stock, $.01 par value; 1,000,000,000 shares authorized, 15,343,869 shares issued and outstanding	153	—		153
Additional paid-in capital	131,247	—		131,247
Cumulative distributions and net losses	(8,794)	—		(8,794)
Total stockholders’ equity	122,606	—		122,606
Total liabilities and stockholders’ equity	$234,762	$26,496		$261,258

KBS REAL ESTATE INVESTMENT TRUST III, INC.
NOTES TO UNAUDITED PRO FORMA BALANCE SHEET
As of March 31, 2012

(a)	Historical financial information derived from KBS REIT III’s Quarterly Report on Form 10-Q as of March 31, 2012.

(b)
Represents the acquisition of the McEwen Building. The purchase price of the McEwen Building was $40.0 million. This amount was funded from financing of $26.0 million, which is part of a two-year, $100 million portfolio loan (the "U.S. Bank Portfolio Loan"), and cash available from proceeds, net of offering costs, from KBS REIT III’s initial public offering through the acquisition date.

(c)
KBS REIT III determined the cost of tangible assets, identifiable intangibles and assumed liabilities (consisting of above and below-market leases and tenant origination and absorption costs) acquired in the business combination based on their estimated fair values. The purchase accounting for this acquisition is preliminary and subject to change.

(d)	Represents the portion of the loan fees related to the U.S. Bank Portfolio Loan that were allocated to the McEwen Building.

(e)
Represents the portion used from the U.S. Bank Portfolio Loan to finance the acquisition of the McEwen Building. Domain Gateway, Las Cimas IV and the McEwen Building secure the U.S. Bank Portfolio Loan.

KBS REAL ESTATE INVESTMENT TRUST III, INC.
UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Three Months Ended March 31, 2012
(in thousands, except share and per share amounts)

	KBS Real Estate Investment Trust III Historical (a)	Pro Forma Adjustments						Pro Forma Total
		Las Cimas IV		Town Center		McEwen Building
Revenues:
Rental income	$1,783	$(32)	(b)	$2,734	(b)	$1,062	(b)	$5,547
Tenant reimbursements	858	—		258	(c)	21	(c)	1,137
Interest income from real estate loan receivable	199	—		—		—		199
Total revenues	2,840	(32)		2,992		1,083		6,883
Expenses:
Operating, maintenance, and management	476	—		667	(d)	190	(d)	1,333
Real estate taxes and insurance	433	—		425	(e)	116	(e)	974
Asset management fees to affiliate	187	—		200	(f)	76	(f)	463
Real estate acquisition fees to affiliates	1,129	—		(1,129)	(g)	—		—
Real estate acquisition fees and expenses	318	—		(318)	(g)	—		—
General and administrative expenses	603	—		—		—		603
Depreciation and amortization	1,469	(89)	(h)	1,197	(h)	492	(h)	3,069
Interest expense	369	(26)	(i)	357	(j)	212	(k)	912
Total expenses	4,984	(115)		1,399		1,086		7,354
Other income:
Other interest income	11	—		9		—		20
Net (loss) income	$(2,133)	$83		$1,602		$(3)		$(451)
Net (loss) income per common share, basic and diluted	$(0.17)							$(0.03)
Weighted-average number of common shares outstanding, basic and diluted	12,649,936							15,343,869	(l)

KBS REAL ESTATE INVESTMENT TRUST III, INC.
NOTES TO UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Three Months Ended March 31, 2012

(a)	Historical financial information derived from KBS REIT III’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2012.

(b)
Represents base rental income (not reflected in the historical statement of operations of KBS REIT III), including amortization of above-market lease assets and below-market lease liabilities, for the quarter ended March 31, 2012. Base rent is recognized on a straight-line basis beginning on the pro forma acquisition date of January 1, 2011. Above-market lease assets and below-market lease liabilities are amortized over the remaining non‑cancelable terms of the respective lease, including any below-market renewal periods.

(c)
Represents operating cost reimbursements from tenants (not reflected in the historical statement of operations of KBS REIT III) for the three months ended March 31, 2012, based on historical operations of the previous owners.

(d)
Represents operating expenses (not reflected in the historical statement of operations of KBS REIT III) for the three months ended March 31, 2012, based on historical operations of the previous owners.

(e)
Represents real estate taxes and insurance expense (not reflected in the historical statement of operations of KBS REIT III) for the three months ended March 31, 2012, based on historical operations of the previous owners.

(f)
Represents asset management fees (not reflected in the historical statement of operations of KBS REIT III) for the three months ended March 31, 2012 that would be due to an affiliate of KBS REIT III had the assets been acquired on January 1, 2011. With respect to investments in real property, the asset management fee is a monthly fee paid to KBS REIT III's advisor equal to one‑twelfth of 0.75% of the amount paid to acquire the investment. This amount includes any portion of the investment that was debt financed and is inclusive of acquisition expenses related thereto, but excludes acquisition fees payable to KBS REIT III's advisor.

(g)	Represents adjustments to eliminate non-recurring acquisition fees and expenses related to the specific real estate investment which are reflected in KBS REIT III's historical statement of operations.

(h)
Represents adjustments to depreciation and amortization expense (not reflected in the historical statement of operations of KBS REIT III) for the three months ended March 31, 2012. Depreciation expense on the purchase price of buildings is recognized using the straight-line method and a 39-year life. Depreciation expense on tenant improvements is recognized using the straight-line method over the life of the lease. Amortization expense on lease intangible costs is recognized using the straight-line method over the life of the lease.

(i)
Represents loan fee amortization and interest expense (not reflected in the historical statement of operations of KBS REIT III) incurred on an $18.0 million portion of a $42.3 million bridge loan used to finance Las Cimas IV, which bears interest at a variable rate of 225 basis points over one-month LIBOR, maturing September 29, 2012.

(j)
Represents loan fee amortization and interest expense incurred on a $60.3 million mortgage loan used to finance Town Center (the “Town Center Mortgage Loan”). The Town Center Mortgage Loan bears interest at a floating rate of 225 basis points over one-month LIBOR and matures on March 27, 2013.

(k)
Represents loan fee amortization and interest expense (not reflected in the historical statement of operations of KBS REIT III) incurred on a $26.0 million portion of the U.S. Bank Portfolio Loan, which bears interest at a variable rate of 300 basis points over one-month LIBOR. This loan matures on May 1, 2014.

(l)
Represents pro forma weighted-average number of common shares, basic and diluted. The calculation assumes that proceeds, net of offering costs, from KBS REIT III’s initial public offering used to complete the acquisitions were raised as of January 1, 2011 and KBS REIT III received a gross offering price of $10.00 per share.

KBS REAL ESTATE INVESTMENT TRUST III, INC.
UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Year Ended December 31, 2011
(in thousands, except share and per share amounts)

	KBS Real Estate Investment Trust III Historical (a)	Pro Forma Adjustments						Pro Forma Total
		Las Cimas IV		Town Center		McEwen Building
Revenues:
Rental income	$1,426	$1,943	(b)	$10,846	(b)	$3,148	(b)	$17,363
Tenant reimbursements	691	933	(c)	1,086	(c)	28	(c)	2,738
Interest income from real estate loan receivable	395	—		—		—		395
Total revenues	2,512	2,876		11,932		3,176		20,496
Expenses:
Operating, maintenance, and management	421	619	(d)	2,946	(d)	737	(d)	4,723
Real estate taxes and insurance	314	411	(e)	1,821	(e)	464	(e)	3,010
Asset management fees to affiliate	178	221	(f)	846	(f)	303	(f)	1,548
Real estate acquisition fees to affiliates	836	(360)	(g)	—		—		476
Real estate acquisition fees and expenses	432	(153)	(g)	—		—		279
General and administrative expenses	1,386	—		—		—		1,386
Depreciation and amortization	1,100	1,379	(h)	5,347	(h)	1,541	(h)	9,367
Interest expense	300	477	(i)	1,811	(j)	1,097	(k)	3,685
Total expenses	4,967	2,594		12,771		4,142		24,474
Other income:
Other interest income	15	—		691		—		706
Net loss	$(2,440)	$282		$(148)		$(966)		$(3,272)
Net loss per common share, basic and diluted	$(0.66)							$(0.27)
Weighted-average number of common shares outstanding, basic and diluted	3,724,745							12,133,631	(l)

KBS REAL ESTATE INVESTMENT TRUST III, INC.
NOTES TO UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Year Ended December 31, 2011

(a)	Historical financial information derived from KBS REIT III’s Annual Report on Form 10-K for the year ended December 31, 2011.

(b)
Represents base rental income (not reflected in the historical statement of operations of KBS REIT III), including amortization of above-market lease assets and below-market lease liabilities, for the year ended December 31, 2011. Base rent is recognized on a straight-line basis beginning on the pro forma acquisition date of January 1, 2011. Above-market lease assets and below-market lease liabilities are amortized over the remaining non‑cancelable terms of the respective lease, including any below-market renewal periods.

(c)
Represents operating cost reimbursements from tenants (not reflected in the historical statement of operations of KBS REIT III) for the year ended December 31, 2011, based on historical operations of the previous owners.

(d)	Represents operating expenses (not reflected in the historical statement of operations of KBS REIT III) for the year ended December 31, 2011, based on historical operations of the previous owners.

(e)
Represents real estate taxes and insurance expense (not reflected in the historical statement of operations of KBS REIT III) for the year ended December 31, 2011, based on historical operations of the previous owners.

(f)
Represents asset management fees (not reflected in the historical statement of operations of KBS REIT III) for the year ended December 31, 2011 that would be due to an affiliate of KBS REIT III had the assets been acquired on January 1, 2011. With respect to investments in real property, the asset management fee is a monthly fee paid to KBS REIT III's advisor equal to one‑twelfth of 0.75% of the amount paid to acquire the investment. This amount includes any portion of the investment that was debt financed and is inclusive of acquisition expenses related thereto, but excludes acquisition fees payable to KBS REIT III's advisor.

(g)	Represents adjustments to eliminate non-recurring acquisition fees and expenses related to the specific real estate investment which are reflected in KBS REIT III's historical statement of operations.

(h)
Represents adjustments to depreciation and amortization expense (not reflected in the historical statement of operations of KBS REIT III) for the year ended December 31, 2011. Depreciation expense on the purchase price of buildings is recognized using the straight-line method and a 39-year life. Depreciation expense on tenant improvements is recognized using the straight-line method over the life of the lease. Amortization expense on lease intangible costs is recognized using the straight-line method over the life of the lease.

(i)
Represents loan fee amortization and interest expense (not reflected in the historical statement of operations of KBS REIT III) incurred on an $18.0 million portion of a $42.3 million bridge loan used to finance Las Cimas IV, which bears interest at a variable rate of 225 basis points over one-month LIBOR, maturing September 29, 2012.

(j)
Represents loan fee amortization and interest expense incurred on a $60.3 million mortgage loan used to finance Town Center (the “Town Center Mortgage Loan”). The Town Center Mortgage Loan bears interest at a floating rate of 225 basis points over one-month LIBOR and matures on March 27, 2013.

(k)
Represents loan fee amortization and interest expense (not reflected in the historical statement of operations of KBS REIT III) incurred on a $26.0 million portion of the U.S. Bank Portfolio Loan, which bears interest at a variable rate of 300 basis points over one-month LIBOR. This loan matures on May 1, 2014.

(l)
Represents pro forma weighted-average number of common shares, basic and diluted. The calculation assumes that proceeds, net of offering costs, from KBS REIT III’s initial public offering used to complete the acquisitions were raised as of January 1, 2011 and KBS REIT III received a gross offering price of $10.00 per share.